Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of June 22, 2026, is among Infinity Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), each of the other Credit Parties (as defined in the Existing Credit Agreement referred to below), each of the Lenders (as defined below) party hereto and Citibank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (as each such term is defined in the Existing Credit Agreement).
RECITALS:
WHEREAS, the Borrower, Administrative Agent, Collateral Agent, Issuing Bank, the banks, financial institutions and other lending institutions parties as lenders thereto (the “Lenders”) and the other parties thereto are parties to that certain Credit Agreement, dated as of September 25, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Fifth Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower; and
WHEREAS, effective as of the Fifth Amendment Effective Date (as defined below), the parties hereto are entering into this Fifth Amendment to, among other things, on the terms and subject to the conditions set forth herein, amend certain terms of the Existing Credit Agreement as provided for in Section 2 hereof;
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to the Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction (or waiver) of each of the conditions set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended effective as of the Fifth Amendment Effective Date as set forth in this Section 2.
2.1Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement, dated as of June 22, 2026, by and among the Borrower, the other Credit Parties party thereto, Administrative Agent, Collateral Agent, the Issuing Banks party thereto and the Lenders party thereto.
“Senior Secured Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) all Consolidated Total Debt as of the last day of the most recent Test Period that is not subordinated in right and time of payment to the Obligations and that is secured by a Lien on any asset or property of any of the Borrower or any Restricted Subsidiary to (b) Consolidated EBITDAX for such Test Period.
2.2Amended and Restated Definitions. Each of the following definitions contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party in connection with this Agreement.
“Restricted Payment Conditions” shall mean as of any date of determination, on a pro forma basis after giving effect to the transaction with respect to which the Restricted Payment Conditions are being evaluated, either:
(a)    (i) no Default, Event of Default or Loan Limit Deficiency shall have occurred and be continuing, (ii) the Available Commitment is not less than twenty percent (20.0%) of the Total Commitment, (iii) the Consolidated Total Net Leverage Ratio is less than or equal to 2.00 to 1.00 and (iv) Distributable Free Cash Flow is greater than or equal to zero on such date of determination; or
(b)    (i) no Default, Event of Default or Loan Limit Deficiency shall have occurred and be continuing, (ii) the Available Commitment is not less than twenty percent (20.0%) of the Total Commitment and (iii) the Consolidated Total Net Leverage Ratio is less than or equal to 1.50 to 1.00.
2.3Amendments to Section 10.6 (Limitation on Restricted Payment).
(a)Section 10.6(o) of the Existing Credit Agreement is hereby amended to delete the word “and” at the end thereof.
(b)Section 10.6(p) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(p) other Restricted Payments not to exceed $30,000,000 in the aggregate in any fiscal year; provided that at the time of, and immediately after giving effect to, each such Restricted Payment (i) no Default, Event of Default or Loan Limit Deficiency shall have occurred and be continuing, (ii) the Available Commitment is not less than twenty-five percent (25.0%) of the Total Commitment and (iii) the Senior Secured Leverage Ratio is less than or equal to 1.75 to 1.00; and”
(c)Section 10.6 of the Existing Credit Agreement is hereby amended to add a new clause (q) thereto to read in full as follows:
“(q) other Restricted Payments made on or before December 31, 2026; provided that at the time of, and immediately after giving effect to, each such Restricted Payment (i) there are no outstanding Loans, (ii) Unrestricted Cash exceeds $10,000,000 and (iii) no Default, Event of Default or Loan Limit Deficiency shall have occurred and be continuing.”
Section 3.Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the satisfaction (or waiver by the Majority Lenders) of each of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Fifth Amendment Effective Date”):
3.1Executed Fifth Amendment. Administrative Agent (or its counsel) shall have received counterparts of this Fifth Amendment duly executed by the Borrower, each other Credit Party, the Majority Lenders and Administrative Agent.
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3.2Absence of Defaults. No Default or Event of Default shall have occurred that is continuing immediately prior to and immediately after giving effect to this Fifth Amendment.
3.3Representations and Warranties. Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.
3.4Fees and Expenses. Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date including, without limitation, the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement to the extent that an invoice has been received by the Borrower at least one (1) Business Day prior to the Fifth Amendment Effective Date (including the fees and expenses of Paul Hastings LLP, counsel to Administrative Agent).
Without limiting the generality of the provisions of Section 11.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Fifth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or reasonably acceptable or reasonably satisfactory to a Lender unless Administrative Agent shall have received written notice from such Lender prior to the Fifth Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 3 by and on behalf of any of the Credit Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Fifth Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to Administrative Agent and the Lenders that:
4.1Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).
4.2Due Authorization, No Conflicts. The execution, delivery and performance by Borrower and each other Credit Party of this Fifth Amendment are within such Credit Party’s organizational powers, have been duly authorized by necessary organizational action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene any Requirement of Law, or result in any breach of or default under any Contractual Requirement to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound, or result in the creation or imposition of any Lien (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries, except, in each case, to the extent such contravention, breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect.
4.3Validity and Binding Effect. This Fifth Amendment constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
4.4Absence of Defaults. No Default has occurred that is continuing immediately prior to and immediately after giving effect to this Fifth Amendment.
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Section 5.Miscellaneous.
5.1Reaffirmation of Credit Documents; Extension of Liens. Each of the Credit Parties hereby (a) acknowledges the existence, validity and enforceability of this Fifth Amendment, (b) confirms and ratifies all of its obligations under the Credit Agreement, each Security Document and the other Credit Documents (in each case, immediately after giving effect to this Fifth Amendment) to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Fifth Amendment) to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Credit Documents (in each case, immediately after giving effect to this Fifth Amendment) to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all Obligations, as modified pursuant to this Fifth Amendment. The parties hereto acknowledge and agree that each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Existing Credit Agreement as amended and supplemented hereby, and each reference in any other Credit Document to the “Credit Agreement” or any word or words of similar import shall be and mean a reference to the Existing Credit Agreement as amended and supplemented hereby.
5.2Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
5.3No Waiver. Neither the execution by the Agents or the Lenders party hereto of this Fifth Amendment, nor any other act or omission by any Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Agents or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fifth Amendment or which may occur in the future under the Credit Agreement and/or the other Credit Documents. Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Agents’ or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Existing Credit Agreement, the other Credit Documents, or any other contract or instrument, or (c) constitute any course of dealing or, except as expressly provided herein, other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Agents or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument.
5.4Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Fifth Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. The words “execution”, “execute”, “signed”, “signature”, “delivery” and words of like import in or related to any document to be signed in connection with this Fifth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.5COMPLETE AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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5.6Arms-Length/Good Faith; Review and Construction of Documents. This Fifth Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Fifth Amendment and fully understands the effects thereof and all terms and provisions contained in this Fifth Amendment, and (c) has executed this Fifth Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Fifth Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Fifth Amendment shall be construed to be part of the operative terms and provisions of this Fifth Amendment.
5.7Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.
5.8Titles of Sections. All titles or headings to the sections or other divisions of this Fifth Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
5.9Severability. Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.10Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to Administrative Agent, to the extent required by Section 13.5 of the Credit Agreement.
5.11Credit Documents. The Borrower acknowledges and agrees that this Fifth Amendment is a Credit Document.
5.12Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 13.13 of the Credit Agreement and Section 13.15 of the Credit Agreement are incorporated herein by reference.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

INFINITY NATURAL RESOURCES, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Executive Vice President and CFO

SUBSIDIARY GUARANTORS:

INR OPERATING, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

INR-E, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

INR-E BLOCKER, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

INR OHIO, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

INR MIDSTREAM, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

CHEAT MOUNTAIN RESOURCES, LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer

BLOCK ISLAND MINERALS LLC
By:    /s/ David Sproule
Name:    David Sproule
Title:    Chief Financial Officer
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

CITIBANK, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and a Lender
By:    /s/ Paul Colon
Name:    Paul Colon
Title:    Director
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank
By:    /s/ Megan Baqui
Name:    Megan Baqui
Title:    Director
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

BOKF, NA, as a Lender and an Issuing Bank
By:    /s/ Matt Chase
Name:    Matt Chase
Title:    Senior Vice President
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Jason Groll
Name:    Jason Groll
Title:    Director

Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Dan Condley
Name:    Dan Condley
Title:    Managing Director
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

ROYAL BANK OF CANADA, as a Lender and an Issuing Bank
By:    /s/ Drew Tolson
Name:    Drew Tolson
Title:    Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

TRUIST BANK, as a Lender and an Issuing Bank
By:    /s/ John Kovarik
Name:    John Kovarik
Title:    Managing Director
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ Alex Pedrinan
Name:    Alex Pedrinan
Title:    Vice President
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender
By:    /s/ John Feeley
Name:    John Feeley
Title:    Managing Director
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

KEYBANK NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:    /s/ David Bornstein
Name:    David Bornstein
Title:    Senior Vice President
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

SOUTHSTATE BANK, N.A., as a Lender
By:    /s/ Blake Kirshman
Name:    Blake Kirshman
Title:    Senior Vice President
Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender
By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement
(Infinity Natural Resources, LLC)